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                                                                 Exhibit 10-18



                 AMENDMENT NO. 9 TO LOAN AND SECURITY AGREEMENT



         This Amendment No. 9 (the "Amendment") dated as of May 31, 2003, to Loan and Security Agreement by and between THE CIT GROUP/EQUIPMENT FINANCING, INC. ("Lender"), and Lexington Precision Corporation ("LPC").

         WHEREAS, Lender and LPC are parties to a Loan and Security Agreement dated as of March 19, 1997, including Rider A thereto (the "Agreement").

         WHEREAS, LPC and Lender desire to amend the Agreement as provided herein.

         NOW, THEREFORE, in consideration of the premises and the mutual promises contained herein and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged by the parties hereto, the parties hereto hereby agree as follows:

                      1. Capitalized terms used herein, unless otherwise defined herein, shall have the meanings ascribed thereto in the Agreement.


                      2. Clause (b) of Section 4 of Rider A to the Agreement is hereby amended to read as follows:

                      (c) Maintain on a basis consolidated with Debtor's direct and indirect subsidiaries, a minimum Net Worth of not less than negative $14,500,000;

                      3. Except as specifically amended herein, the Agreement remains in effect in accordance with its terms.

         IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed and delivered by their respective duly authorized officers as of the day and year first written above


                                        THE CIT GROUP/EQUIPMENT FINANCING, INC.

                                        By:     /s/  David Seldon
                                                --------------------------------

                                        Title:  Vice President
                                                --------------------------------




                                        LEXINGTON PRECISION CORPORATION

                                        By:     /s/  Warren Delano
                                                --------------------------------
                                                Warren Delano, President